EXHIBIT 23.2


                       INDEPENDENT AUDITORS' CONSENT



To the Board of Directors and Shareholders of Isolyser Company, Inc.
Norcross, Georgia

We consent to the incorporation by reference in this Registration Statement of Isolyser Company, Inc. (the "Company") on Form S-8 of our report dated February 9, 1996 (March 26, 1996 as to Note
13) appearing in the annual report on Form 10-K of the Company for the year ended December 31, 1995.


                                   DELOITTE & TOUCHE LLP
                                   DELOITTE & TOUCHE LLP



Atlanta, Georgia
August 29, 1996